Exhibit 10.5


                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT (this "Amendment") dated as of December 9, 2004 to the Credit Agreement referenced below is by and among C&D TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation ("International" and together with the Parent, the "Borrowers"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $200 million revolving credit facility has been extended to the Borrowers pursuant to the terms of the Amended and Restated Credit Agreement (as amended, modified and supplemented, the "Credit Agreement") dated as of June 30, 2004 among the Borrowers, the Guarantors identified therein, the Lender identified therein and the Administrative Agent; and

     WHEREAS, the Borrower has requested a modification to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Defined Terms.   Capitalized  terms  used  herein  but  not  otherwise
defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendment. The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended to read as follows:

          "Consolidated EBITDA" means, for any period for the Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Parent and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) non-cash charges incurred in connection with asset impairment and the write-down of goodwill, (e) up to $8.1 million of non-cash charges incurred as a result of the seller in the Dynamo Acquisition recording certain divestiture and restructuring charges to the business unit purchased by the Borrower in the Dynamo Acquisition for the month of September 2004 and (f) up to $7.9 million of non-cash charges relating to a cash obsolescence reserve established by the Borrower for inventory of the business unit purchased by the Borrower in the Dynamo Acquisition, all as determined in accordance with GAAP.

     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     4. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

PARENT:         C&D TECHNOLOGIES, INC.,
                a Delaware corporation

                By: /s/ Stephen E. Markert, Jr.
                   -----------------------------------
                Name:   Stephen E. Markert, Jr.
                Title:  Chief Financial Officer

INTERNATIONAL:  C&D INTERNATIONAL INVESTMENT HOLDINGS INC.,
                a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title: Vice President and Treasurer

GUARANTORS:     C&D CHARTER HOLDINGS, INC.,
                a Delaware corporation
                DATEL, INC.,
                a Delaware corporation
                DATEL SYSTEMS, INC.,
                a Massachusetts corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Vice President and Treasurer of each foregoing Guarantor

                DATEL HOLDING CORPORATION,
                a Delaware corporation

                By: /s/ Greg Spencer
                   -----------------------------------
                Name:   Greg Spencer
                Title:  Treasurer

ADMINISTRATIVE
AGENT:          BANK OF AMERICA, N.A.,
                as Administrative Agent

                By: /s/ Michael Brashler
                   -----------------------------------
                Name:   Michael Brashler
                Title:  Vice President

                           [SIGNATURE PAGES CONTINUE]

LENDERS:        BANK OF AMERICA, N.A.,
                as a Lender, L/C Issuer and Swing Line Lender

                By: /s/ Monica Brandes
                   -----------------------------------
                Name:   Monica Brandes
                Title:  SVP

                LASALLE BANK NATIONAL ASSOCIATION

                By: /s/ John Falb
                   -----------------------------------
                Name:   John Falb
                Title:  First Vice President

                WACHOVIA BANK, NATIONAL ASSOCIATION

                By: /s/ J. Andrew Phelps
                   -----------------------------------
                Name:   J. Andrew Phelps
                Title:  Vice President

                THE BANK OF NEW YORK

                By:
                   -----------------------------------
                Name:
                Title:

                Manufacturers and Traders Trust Company

                By: /s/ Joshua C. Becker
                   -----------------------------------
                Name:   Joshua C. Becker
                Title:  Assistant Vice President

                PNC BANK, NATIONAL ASSOCIATION

                By: /s/ Keith R. White
                   -----------------------------------
                Name:   Keith R. White
                Title:  Vice President

                CITIZENS BANK

                By: /s/ MW Torie
                   -----------------------------------
                Name:   Mark W. Torie
                Title:  SVP

                COMERICA BANK

                By: /s/ Richard Hampson
                   -----------------------------------
                Name:   Richard C. Hampson
                Title:  Vice President

                           [SIGNATURE PAGES CONTINUE]

                CALYON NEW YORK BRANCH

                By: /s/ James Gibson
                   -----------------------------------
                Name:   James Gibson
                Title:  Managing Director

                By: /s/ SR Chappelka
                   -----------------------------------
                Name:   Scott R. Chappelka
                Title:  Director

                SOVEREIGN BANK

                By: /s/ Karl F. Schultz
                   -----------------------------------
                Name:   Karl F. Schultz
                Title:  Vice President

                                SECOND AMENDMENT

     THIS SECOND AMENDMENT (this "Amendment") dated as of April 21, 2005 to the Credit Agreement referenced below is by and among C&D TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation ("International" and together with the Parent, the "Borrowers"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $200 million revolving credit facility has been extended to the Borrowers pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented, the "Credit Agreement") dated as of June 30, 2004 among the Borrowers, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

     WHEREAS, the Parent has requested a modification to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendments. The Credit Agreement is hereby amended in the following respects:

     (a) In Section 1.01, each of the following definitions is added in appropriate alphabetical order, or amended, to read as follows:

          "Applicable Rate" means the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

          ----------- -------------------------------- ------------- ----------------------- --------------
          Pricing     Consolidated Total               Commitment    Letter of  Credit  Fee  Base Rate
          Tier        Leverage Ratio                   Fee           and Eurocurrency Loans  Loans
          ----------- -------------------------------- ------------- ----------------------- --------------
          ----------- -------------------------------- ------------- ----------------------- --------------
          I           Less than or equal to 1.0:1.0    0.250%        1.00%                   0.00%
          ----------- -------------------------------- ------------- ----------------------- --------------
          II          Less than or equal to 1.5:1.0    0.250%        1.25%                   0.00%
                      but greater than 1.0:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          III         Less than or equal to 2.0:1.0    0.300%        1.50%                   0.00%
                      but greater than 1.5:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          IV          Less than or equal to 2.5:1.0    0.375%        1.75%                   0.25%
                      but greater than 2.0:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          V           Less than or equal to 3.0:1.0    0.500%        2.00%                   0.50%
                      but greater than 2.5:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          VI          Less than or equal to 3.5:1.0    0.500%        2.25%                   0.75%
                      but greater than 3.0:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          VII         Less than or equal to 4.0:1.0    0.500%        2.50%                   1.00%
                      but greater than 3.5:1.0
          ----------- -------------------------------- ------------- ----------------------- --------------
          VIII        Greater than 4.0:1.0             0.500%        2.75%                   1.25%
          ----------- -------------------------------- ------------- ----------------------- --------------

          Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier VIII shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date such Compliance Certificate is actually delivered.

          "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgages and such other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.14.

          "Consolidated EBITDA" means, for any period for the Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Parent and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) non-cash charges incurred in connection with asset impairment and the write-down of goodwill, (e) up to $2.5 million of charges incurred in the Parent's fiscal year ending January 31, 2006 in connection with severance matters and (f) non-cash stock-based compensation expenses for such period, determined in accordance with GAAP.

          "Excluded Property" means, with respect to any Loan Party, (a) any owned or leased real or personal Property which is located outside of the United States unless requested by the Administrative Agent or the Required Lenders, (b) any personal Property (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, unless requested by the Administrative Agent or the Required Lenders, (c) any Property which, subject to the terms of
          Section  8.09,  is subject to a Lien of the type  described in Section
          8.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens on such Property, (d) any lease, license or other contract if the grant of a Lien on such lease, license or contract is prohibited by the terms of such lease, license or contract or by Law and would result in the termination of such lease, license or contract, but only to the extent that any such prohibition could not be rendered ineffective pursuant to the Uniform Commercial Code or any other applicable law (including Debtor Relief Laws) or principles of equity and (e) any real property not listed on Schedule 3 to the Second Amendment to this Agreement.

          "Mortgaged Property" means any real property that is owned by the Parent and is subject to a Mortgage.

          "Mortgages" means the mortgages, deed of trusts, deeds to secure debt and like instruments that purport to grant to the Administrative Agent, for the benefit of itself and the Lenders, a security interest in the fee interest of the Parent in the real property listed on
          Schedule 3 to the Second Amendment to this Agreement, in each case as amended, modified and supplemented from time to time.

          "Net Cash Proceeds" means the aggregate cash or Cash Equivalents proceeds received by the Parent or any Subsidiary in respect of any issuance of Specified Subordinated Indebtedness, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by the Parent or any Subsidiary in any issuance of Specified Subordinated Indebtedness.

          "Security Agreement" means the Security Agreement executed in favor of the Administrative Agent, for the benefit of itself and the Lenders, by each of the Loan Parties, as amended, modified and supplemented from time to time.

          "Specified  Subordinated  Indebtedness"  has the meaning  specified in
          Section 8.03(m).

     (b)  Section 2.05(b) is amended to read as follows:

          (b)  Mandatory Prepayments of Loans.

               (i) If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, then the Borrowers shall immediately prepay Revolving Loans and/or the Parent shall immediately prepay the Swing Line Loans and/or Cash Collateralize the L/C Obligations (in each case as provided in clause
          (iii) below) in an aggregate amount equal to such excess.

               (ii) Immediately upon receipt by the Parent or any Subsidiary of the Net Cash Proceeds of any issuance of Specified Subordinated Indebtedness, the Parent shall prepay the Loans and/or Cash Collateralize the L/C Obligations (as provided in clause (iii) below) in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds.

               (iii) All amounts prepaid pursuant to this Section 2.05(b) shall be applied first to Revolving Loans and Swing Line Loans and (after all Revolving Loans and all Swing Line Loans have been repaid) then to Cash Collateralize L/C Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

     (c)  Section 2.06 is amended to read as follows:

          2.06 Termination or Reduction of Aggregate Revolving Commitments.

               (a) Optional. The Parent may, upon notice from the Parent to the Administrative Agent, terminate the Aggregate Revolving Commitments or from time to time permanently reduce the Aggregate Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Obligations; provided that
          (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments.

               (b) Mandatory. The Aggregate Revolving Commitments shall be permanently reduced in an amount equal to the amount of Net Cash Proceeds applied to the prepayment of Loans and Cash Collateralization of L/C Obligations pursuant to Section 2.05(b)(ii).

               (c)  Application.   Any  reduction  of  the  Aggregate  Revolving
          Commitments shall be applied to the Revolving Commitment of each Lender according to its Pro Rata Share.

               (d) Accrued Commitment Fees. All commitment fees accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

     (d)  The following sentence is added to the end of each of Section 6.10 and
Section 7.07:

          The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled.

     (e) In Section 7.02, the "and" at the end of clause (e) is deleted, the "." at the end of clause (f) is replaced with "; and", and a new clause (g) is added thereto to read as follows:

          (g) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a certificate of a Responsible Officer of the Parent (i) listing (A) all applications, if any, for Copyrights, Patents or Trademarks (each such term as defined in the Security Agreement) made since the date of the prior certificate (or, in the case of the first such certificate, the date of the Second Amendment to this Agreement), (B) all issuances of registrations or letters on existing applications for Copyrights, Patents and Trademarks (each such term as defined in the Security Agreement) received since the date of the prior certificate (or, in the case of the first such certificate, the date of the Second
          Amendment to this Agreement), and (C) all Trademark Licenses, Copyright Licenses and Patent Licenses (each such term as defined in the Security Agreement) entered into since the date of the prior certificate (or, in the case of the first such certificate, the date of the Second Amendment to this Agreement), and (ii) attaching the insurance binder or other evidence of insurance for any insurance coverage of the Parent or any Domestic Subsidiary that was renewed, replaced or modified during the period covered by such financial statements.

     (f)  The following paragraph is added to the end of Section 7.10:

          Permit representatives and independent contractors of the Administrative Agent to conduct an annual audit of the Collateral during reasonable business hours or at such other time as mutually agreed to by the Parent and Administrative Agent at the expense of the Parent upon reasonable advance notice to the Parent.

     (g)  A new clause (c) is added to Section 7.14 to read as follows:

          (c) Other Property. (i) Cause all of its owned and leased real and personal property other than Excluded Property to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Administrative Agent, for the benefit of itself and the Lenders, to secure the Obligations pursuant to the terms and conditions of the
          Collateral  Documents or, with respect to any such  Property  acquired subsequent  to  the  Closing  Date,  such  other  additional  security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens and (ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate Uniform Commercial Code Lien searches, real estate title insurance policies, surveys, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's Liens thereunder, but which, in any event, shall be in form and substance substantially similar to the opinions of counsel delivered in connection with the Amendment), all in form, content and scope reasonably satisfactory to the Administrative Agent.

     (h) In Section 8.03, the "and" at the end clause (k) is deleted, the "." at the end of clause (l) is replaced with "; and" and a new clause (m) is added thereto to read as follows:

          (m) Subordinated Indebtedness (the "Specified Subordinated Indebtedness"), provided that (i) the Parent shall have delivered a Pro Forma Compliance Certificate to the Administrative Agent and each of the Lenders demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Subordinated Indebtedness, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which the Parent has delivered financial statements pursuant to Section 7.01(a) or (b) and (ii) no Default exists or would exist after giving effect to the incurrence of such Subordinated Indebtedness.

     (i)  Section 8.11(a) is amended to read as follows:

          (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of each fiscal quarter of the Parent set forth below to be greater than the ratio set forth opposite such fiscal quarter:

          ------------------------------- -----------------------------
                                          Maximum  Consolidated  Total
          Fiscal Quarter End              Leverage Ratio
          ------------------------------- -----------------------------

          ------------------------------- -----------------------------
          April 30, 2005                  4.50:1.0
          ------------------------------- -----------------------------
          July 31, 2005                   4.60:1.0
          ------------------------------- -----------------------------

          -------------------------------------------------------------
          October 31, 2005                4.25:1.0
          ------------------------------- -----------------------------
          January 31, 2006                3.75:1.0
          ------------------------------- -----------------------------
          April 30, 2006                  3.50:1.0
          ------------------------------- -----------------------------
          July 31, 2006                   3.50:1.0
          ------------------------------- -----------------------------
          October 31, 2006                3.50:1.0
          ------------------------------- -----------------------------
          January 31, 2007                3.25:1.0
          ------------------------------- -----------------------------
          April 30, 2007 and each fiscal  3.00:1.0
          quarter ending thereafter
          ------------------------------- -----------------------------

     (j)  Section 8.11(b) is amended to read as follows:

          (b) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of (i) an amount equal to $225 million, increased on a cumulative basis as of the end of each fiscal quarter of the Parent, commencing with the fiscal quarter ending July 30, 2004, by an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) 100% of the proceeds of all equity issuances after the Closing Date (excluding any equity issuances in connection with the Datel Transaction and the Dynamo Transaction) minus (iii) one hundred percent (100%) of the first $85 million of charges for the write down of good will and fifty percent (50%) of all charges in excess thereof for the write down of goodwill.

     (k) A new clause (d) is added to the end of Section 8.11 to read as follows:

          (d) Consolidated EBITDA. Permit Consolidated EBITDA as of the end of each fiscal quarter of the Parent set forth below to be less than the amount set forth opposite such fiscal quarter for the period of four consecutive fiscal quarters then ending:

          ------------------------------- ----------------------------

          Fiscal Quarter End              Minimum Consolidated EBITDA
          ------------------------------- ----------------------------

          ------------------------------- ----------------------------
          April 30, 2005                  $32 million
          ------------------------------- ----------------------------
          July 31, 2005                   $30 million
          ------------------------------- ----------------------------
          October 31, 2005                $34 million
          ------------------------------- ----------------------------
          January 31, 2006                $40 million
          ------------------------------- ----------------------------
          April 30, 2006 and each fiscal  No test
          quarter ending thereafter
          ------------------------------- ----------------------------

     3.   Representations  and  Warranties.   Each  Loan  Party  represents  and
warrants to the Administrative Agent and the Lenders as follows:

          (a)  Business Locations.

               (i) The exact legal name and state of organization of each Loan Party is as set forth on the signature pages hereto.

               (ii) Except as set forth on Schedule 1 hereto, no Loan Party has during the five years preceding the date hereof (or, in the case of a Loan Party acquired in an acquisition, during the period from the date of the consummation of such acquisition to the date hereof) (A) changed its legal name, (B) changed its state of formation or (C) been party to a merger, consolidation or other change in structure.

               (iii) Set  forth on  Schedule  2 hereto  is the  chief  executive
          office,   tax   payer   identification   number   and   organizational
          identification number of each Loan Party as of the date hereof.

          (b) Reaffirmation of Representations and Warranties under Loan Documents. After giving effect to this Amendment, each Loan Party represents and warrants that each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

     4. Covenant. The Loan Parties covenant and agree that within ninety (90) days of the date of this Amendment the Loan Parties shall deliver to the Administrative Agent:

          (a) fully executed and notarized Mortgages encumbering the fee interest of the Parent in each real property that is identified on Schedule 3 hereto;

          (b) if required by the title company issuing the policies referred to in clause (c) below to remove the so-called "survey-exception" from, and to provide the so-called "survey endorsement" in, the title policy to be issued to the Administrative Agent, an ALTA/ACSM survey of the sites of the real property covered by each Mortgage certified to the Administrative Agent and the title insurance company issuing the policies referred to in clause (c) below in a manner, and dated a date, reasonably satisfactory to each of the Administrative Agent and such title insurance company, by an independent professional licensed land surveyor, which survey shall be made
     (i) in accordance with the 1999 "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" established and adopted by ALTA, ACSM and the National Association of Professional Surveyors and includes Table A items Numbers 2, 3, 4, 6, 7(a), 7(b)(1), 8, 9, 10, 11(a), 13, 14, 15 and 16 and
     (ii) pursuant to the 1999 Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of such survey);

          (c) if requested by the Administrative Agent, ALTA mortgagee title insurance policies issued by a title insurance company reasonably acceptable to the Administrative Agent with respect to each Mortgaged Property, assuring that each of the Mortgages creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which title insurance policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include such endorsements as are reasonably requested by the Administrative Agent (subject to availability in the state where the applicable Mortgaged Property is located); and

          (d) evidence as to (i) whether any of the improvements on any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (ii) if any of the improvements on any Mortgaged Property is a Flood Hazard Property, (A) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party's written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders.

     Failure to comply with the covenants set forth in this Section 4 shall be an Event of Default.

     5. Reaffirmation of Guaranty. Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

     6. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

     7. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

          (a) Amendment Documents. Receipt by the Administrative Agent of counterparts of this Amendment and the Security Agreement, each executed by the Loan Parties and, in the case of this Amendment, the Required Lenders;

          (b) Authorizing Resolutions. Receipt by the Administrative Agent of resolutions of the board of directors (or equivalent governing body) of each Loan Party authorizing and approving the terms of this Amendment, the Security Agreement, the Mortgages (in the form provided the Parent as of the date of this Amendment) and the other documents, instruments and agreements executed in connection herewith, and the execution of all of the foregoing by such Loan Party;

          (c) Personal Property Collateral. Receipt by the Administrative Agent of:

               (i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party, the jurisdiction of the chief executive office of each Loan Party and each jurisdiction where any Collateral is located, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

               (ii) searches of ownership of, and Liens on, intellectual property of each Loan Party in the appropriate governmental offices, and

               (iii) executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's Liens, for the benefit of itself and the Lenders, in the intellectual property of the Loan Parties;

          (d) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or loss payee (in the case of hazard insurance) on behalf of the Lenders;

          (e) Legal Opinion. Receipt by the Administrative Agent of an opinion of counsel to the Loan Parties regarding this Amendment and the transactions contemplated hereby in form and substance reasonably satisfactory to the Administrative Agent; and

          (f)  Fees.

               (i) Receipt by the Administrative Agent, for the benefit of each Lender, of a fee equal to twenty basis points (0.20%) on such Lender's Revolving Commitment.

               (ii) Receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

PARENT:         C&D TECHNOLOGIES, INC., a Delaware corporation

                By: /s/ Stephen E. Markert, Jr.
                   -----------------------------------
                Name:   Stephen E. Markert, Jr.
                Title:  Vice President and Chief Financial Officer

INTERNATIONAL:  C&D INTERNATIONAL INVESTMENT HOLDINGS INC.,
                a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Vice President and Treasurer

GUARANTORS:     C&D CHARTER HOLDINGS, INC., a Delaware corporation
                C&D TECHNOLOGIES (DATEL), INC., a Delaware corporation
                DATEL SYSTEMS, INC., a Massachusetts corporation
                C&D DYNAMO CORP., a Delaware corporation
                DYNAMO ACQUISITION CORP., a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Vice President and Treasurer of each foregoing Guarantor

                C&D TECHNOLOGIES (CPS) LLC, a Delaware limited liability company

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Treasurer

                DATEL HOLDING CORPORATION, a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Treasurer

                           [SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE
AGENT:          BANK OF AMERICA, N.A., as Administrative Agent

                By: /s/ David A. Johanson
                   -----------------------------------
                Name:  David Johanson
                Title: Vice President

LENDERS:        BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line
                Lender

                By: /s/ Mary K. Giermek
                   -----------------------------------
                Name:  Mary Giermek
                Title: Senior Vice President

                LASALLE BANK NATIONAL ASSOCIATION

                By: /s/ John R. Falb
                   -----------------------------------
                Name:  John R. Falb
                Title: First Vice President

                WACHOVIA BANK, NATIONAL ASSOCIATION

                By: /s/ J Andrew Phelps
                   -----------------------------------
                Name:  J. Andrew Phelps
                Title: Vice President

                THE BANK OF NEW YORK

                By: /s/ Susan M. Graham
                   -----------------------------------
                Name:  Susan M. Graham
                Title: Vice President

                MANUFACTURERS AND TRADERS TRUST COMPANY

                By: /s/ Joshua C. Becker
                   -----------------------------------
                Name:  Joshua C. Becker
                Title: Assistant Vice President

                PNC BANK, NATIONAL ASSOCIATION

                By: /s/ Meredith Jermann
                   -----------------------------------
                Name:  Meredith Jermann
                Title: Vice President

                CITIZENS BANK

                By: /s/ MW Torie
                   -----------------------------------
                Name:  Mark W. Torie
                Title: SVP

                           [SIGNATURE PAGES CONTINUE]

                COMERICA BANK

                By: /s/ Richard Hampson
                   -----------------------------------
                Name:  Richard C. Hampson
                Title: Vice President

                CALYON NEW YORK BRANCH

                By: /s/ Michael Madnick
                   -----------------------------------
                Michael Madnick
                Director

                By: /s/ Scott Chappelka
                   -----------------------------------
                Scott R. Chappelka
                Director

                SOVEREIGN BANK

                By: /s/ Karl F. Schultz
                   -----------------------------------
                Name:  Karl F. Schultz
                Title: Vice President

                                   Schedule 1

             CHANGES IN LEGAL NAME, STATE OF FORMATION AND STRUCTURE

Datel Holding Corporation was merged into Cletadd Acquisition Corporation, a Delaware corporation, on June 30, 2004, with the surviving corporation being Datel Holding Corporation.

C&D Technologies (Datel), Inc. was formerly known as Datel, Inc.

C&D Technologies (CPS) LLC was formerly known as Dynamo Power Systems (USA) LLC, a Delaware limited liability company.

                                   Schedule 2

                       LOCATION OF CHIEF EXECUTIVE OFFICE

------------------------------------------- ------------------------------ ------------------ ---------------------------
                     Name                       Chief Executive Office       Organizational           Federal Tax
                                                       Location                  Number          Identification Number
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                                1400 Union Meeting Road
C&D Technologies, Inc.                            Blue Bell, PA 19422           2075987               13-3314599
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                              300 Delaware Ave Suite 503
C&D Charter Holdings, Inc.                       Wilmington, DE 19801           2266418               51-0338385
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                              300 Delaware Ave Suite 506
C&D International Investment Holdings Inc.       Wilmington, DE 19801           3293447               51-0403235
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                                     11 Cabot Blvd
Datel Holding Corporation                      Mansfield, MA 02048-1151         2110050               33-1094702
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                                     11 Cabot Blvd
C&D Technologies (Datel), Inc.                 Mansfield, MA 02048-1151         2124927               04-2967926
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                                     11 Cabot Blvd
Datel Systems, Inc.                            Mansfield, MA 02048-1151        000612659              04-3446502
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                              300 Delaware Ave Suite 506
C&D Dynamo Corporation                           Wilmington, DE 19801           3823454               16-1706835
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                               4607 SE International Way
C&D Technologies (CPS) LLC                        Milwaukie, OR 97222           3847618               87-0732734
------------------------------------------- ------------------------------ ------------------ ---------------------------
                                              300 Delaware Ave Suite 506
Dynamo Acquisition Corporation                   Wilmington, DE 19801           3850323               16-1706837
------------------------------------------- ------------------------------ ------------------ ---------------------------


                                   Schedule 3

                               MORTGAGED PROPERTY

---------------------------------- ---------------------------------------------
C&D Technologies, Inc.             200 W Main Street, Attica, IN 47918-0279
---------------------------------- ---------------------------------------------
C&D Technologies, Inc.             1835 Industrial Blvd, Conyers, GA 30012
---------------------------------- ---------------------------------------------
C&D Technologies, Inc.             900 East Keefe Ave, Milwaukee, WI 53212
---------------------------------- ---------------------------------------------

                                 THIRD AMENDMENT

     THIS THIRD AMENDMENT (this "Amendment") dated as of April 29, 2005 to the Credit Agreement referenced below is by and among C&D TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation ("International" and together with the Parent, the "Borrowers"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $200 million revolving credit facility has been extended to the Borrowers pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented, the "Credit Agreement") dated as of June 30, 2004 among the Borrowers, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

     WHEREAS, the Parent has requested a modification to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendment. In Section 1.01 of the Credit Agreement, the definition of "Consolidated EBITDA" is amended to read as follows:

          "Consolidated EBITDA" means, for any period for the Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Parent and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) non-cash charges incurred in connection with asset impairment and the write-down of goodwill, (e) up to $2.5 million of charges incurred in the Parent's fiscal year ending January 31, 2006 in connection with severance matters, (f) non-cash stock-based compensation expenses for such period, (g) up to $8.1 million of non-cash charges incurred as a result of the seller in the Dynamo Transaction recording certain divestiture and restructuring charges to the business unit purchased by the Borrower in the Dynamo Transaction for the month of September 2004, (h) up to $7.9 million of non-cash charges relating to a cash obsolescence reserve established by the Borrower for inventory of the business unit purchased by the Borrower in the Dynamo Transaction, (i) up to $2,351,015 in non-cash charges relating to the Datel Transaction and (j) up to $1,432,650 in non-cash charges relating to an additional cash obsolescence reserve, physical inventory adjustments, fixed asset write-offs and adjustments to sales returns and allowances reserve in connection with the Dynamo Transaction, all as determined in accordance with GAAP.

     3. Reaffirmation of Guaranty. Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

     4. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

     5. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

     6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

PARENT:         C&D TECHNOLOGIES, INC., a Delaware corporation

                By: /s/ Stephen E. Markert, Jr.
                   -----------------------------------
                Name:  Stephen E. Markert, Jr.
                Title: Vice President and Chief Financial Officer

INTERNATIONAL:  C&D INTERNATIONAL INVESTMENT HOLDINGS INC.,
                a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:  Robert T. Marley
                Title: Vice President and Treasurer

GUARANTORS:     C&D CHARTER HOLDINGS, INC., a Delaware corporation
                C&D TECHNOLOGIES (DATEL), INC., a Delaware corporation
                DATEL SYSTEMS, INC., a Massachusetts corporation
                C&D DYNAMO CORP., a Delaware corporation
                DYNAMO ACQUISITION CORP., a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:  Robert T. Marley
                Title: Vice President and Treasurer of each foregoing Guarantor

                C&D TECHNOLOGIES (CPS) LLC, a Delaware limited liability company

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:  Robert T. Marley
                Title: Treasurer

                DATEL HOLDING CORPORATION, a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:  Robert T. Marley
                Title: Treasurer

                           [SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE
AGENT:          BANK OF AMERICA, N.A., as Administrative Agent

                By: /s/ David A Johanson
                   -----------------------------------
                Name:  David Johanson
                Title: Vice President

LENDERS:        BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line
                Lender

                By: /s/ Mary Giermek
                   -----------------------------------
                Name:  Mary Giermek
                Title: Senior Vice President

                LASALLE BANK NATIONAL ASSOCIATION

                By:
                   -----------------------------------
                Name:
                Title:

                WACHOVIA BANK, NATIONAL ASSOCIATION

                By: /s/ J Andrew Phelps
                   -----------------------------------
                Name:  J. Andrew Phelps
                Title: Vice President

                THE BANK OF NEW YORK

                By:
                   -----------------------------------
                Name:
                Title:

                ALLFIRST BANK

                By:
                   -----------------------------------
                Name:
                Title:

                PNC BANK, NATIONAL ASSOCIATION

                By:
                   -----------------------------------
                Name:
                Title:

                CITIZENS BANK

                By: /s/ MW Torie
                   -----------------------------------
                Name:  Mark W. Torie
                Title: SVP

                           [SIGNATURE PAGES CONTINUE]

                COMERICA BANK

                By: /s/ Richard Hampson
                   -----------------------------------
                Name:  Richard C. Hampson
                Title: Vice President

                CALYON NEW YORK BRANCH

                By: /s/ James Gibson
                   -----------------------------------
                James Gibson
                Managing Director

                By: /s/ Michael Madnick
                   -----------------------------------
                Michael Madnick
                Director

                SOVEREIGN BANK

                By: /s Karl F. Schultz
                   -----------------------------------
                Name:  Karl F. Schultz
                Title: Vice President